Exhibit 99.1
1. Third Quarter 2010 Investor Presentation

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward- looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Leading provider of diversified niche-oriented property and casualty products and services Rated A- by A.M. Best with stable outlook $1.1 Billion in stockholders' equity Twelve insurance company subsidiaries 18 offices nationally with over 1400 employees Tower Differentiation Diversified business model with a niche market focus Profitable growth Effective use of capital Successful acquisition track record

Our 20 Year History [Pre-IPO] [Post-IPO] Tower Insurance Co. of NY (TICNY) founded by Michael Lee Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed Acquired renewal rights from OneBeacon Insurance Group IPO & A.M. Best A- Rating Sponsored CastlePoint Holdings, Ltd. Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd. 1990 1996 2001 2004 2006 2007 2009 2010 Acquired Specialty Underwriters' Alliance, Inc. Acquired Workers' Compensation Renewal Rights from AequiCap Acquired renewal rights from Empire Insurance Group Acquired Preserver Group, Inc. Acquired OneBeacon's Personal Lines Division on July 1, 2010 Acquired Comm Auto Renewal Rights from AequiCap Nov. 2, 2010

Diversified with Niche Focus Access to markets with significant premium volume opportunities Allocation of capital to profitable market segments Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers' Compensation Commercial Auto Homeowners Personal Auto Personal Package Policies Customer Groups Commercial General Commercial Specialty Personal Territory Northeast Midwest Southeast Southwest West Premium Size Small Medium Large Pricing & Coverage Tier Admitted Preferred Admitted Standard Admitted Non-standard Non-admitted E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents

Broad Product Lines Geographic Footprint Diversified Distribution A Diversified Platform YTD 9/30/2010* *Pro-Forma includes OBPL results for YTD 2010

Diverse Customer Groups Commercial Customers and types of risks Competitive Advantage Underwriting Strategy Personal General Specialty Broad range of Main Street risks: apartment buildings, retail stores, restaurants and artisan contractors Narrowly defined specialized risks: garage liability, commercial construction, specialty transportation, professional employers organizations Modestly valued homeowners, auto and package Streamlined underwriting process, automation and scale Specialized underwriting expertise and product knowledge Comprehensive product offering Focus on underwriting small policies using automated web platform Reduce middle market segment in response to competitive market conditions Focus on narrowly defined homogeneous classes of business Customize products for key producers Emphasis on personal package policies in order to differentiate from direct writers Utilize reciprocal structures to provide additional capacity and generate fee income

Track Record of Profitable Growth Loss Ratio AM Best and Company Data. AM Best and Company Data. Total Premium Growth Premium Increases on Renewals Renewal Retention Rates Note: Brokerage Insurance Segment Data. Premium increases include price and exposure change. Decrease in 3Q10 PL retention due to acquisition of OBPL auto.

An Opportunistic Acquisition Strategy Small insurance companies with limited capital and high expenses with access to local markets Managing general agencies with specialized product expertise Limited organic growth due to sluggish economy and competitive P&C insurance market conditions Opportunity to grow externally through acquisitions due to motivated sellers with reasonable valuation expectation Consolidation of existing renewal business to offset lack of organic growth Value created by target's access to Tower's financial strength and rating, expense reduction, re- underwriting and cross selling Expertise and track record in integration

OneBeacon's Personal Lines Transaction OneBeacon's Personal Lines Division (OBPLD) provides homeowners, private passenger automobile and package policies in the Northeast. The business is produced through over 900 agencies with an average tenure of 19 years Strategic Benefits Access to reciprocals adds additional capacity and generates fee income Substantially strengthens Tower's personal lines platform capabilities by adding private passenger auto Provides cross selling opportunities No external financing was required; transaction closed July 1, 2010 Direct Premiums Written (in millions) 3Q 2010 Managed Exchanges (Skylands, Adirondack) $ 56 Stock Insurance Cos.(York, MA Homeland) $ 53 Total Premiums $ 109 DPW by LOB 3Q 2010

Higher ROE Using Tower's Business Model Transitional period through 6/30/2010 Acquired significant amount of capital from the CastlePoint acquisition Redeployed capital to acquire insurance companies to build a larger, more diversified business model Temporary decrease in ROE due to significantly higher capital and integration of acquisitions Third quarter and beyond - gradual shift to Tower's hybrid business model to achieve target returns Achieved higher ROE in 3Q10 due to increased commission and fee income and capital management Operating ROE (%) Total Premiums to Average Equity Leverage 14.4% 1.6x - 2.0x 12.9% 27.3% 13.7% 7.6% 13 - 15% 1. 2x 1.3x 1.3x 1.3x 20.9% CastlePoint Acquisition SUA Acquisition 10.2% 1.2x 1.1x 2.5x CAT Losses 12.7% 1.6x

Third Quarter 2010 Financial Highlights Fourth Quarter 2010 Objectives Increased operating and investment leverage from OneBeacon Personal Lines acquisition should lead to improving ROE Lower net expense ratio due to increase in operating leverage and management fees from reciprocal management *Since the repurchase program began in March 2010, Tower has repurchased 3.9 million shares, and $16.1 million remains available under the repurchase program as of Sept 30, 2010. Operating Highlights $ In Millions YoY % Change Gross premiums written and produced Total commission and fee income Net investment income Operating Income Per Share Data $ 448 $ 14 $ 29 $ 33 Per Share 58.3% 72.5% 34.8% 9.4% YoY % Change Book Value Dividend $26.34 $0.125 15.9% 78.6%

Strong Operating Results 5 Year CAGR 67.7% Operating Income Operating EPS 5 Year CAGR 23.5% 5 Year CAGR 52.0% 5 Year CAGR 28.9% Book Value Per Share Stockholders' Equity $ in millions $ per share *Stockholders' Equity reduced in 3Q10 by $83.9 million due to share repurchases. *

Premiums and Combined Ratio Net Combined Ratio Total Premiums ($ in millions)

Increasing Invested Asset Portfolio Invested Assets and Investment Income ($ millions) Unrealized Gains* (Losses) ($ millions) Investment Income *Unrealized position includes only amounts attributable to Tower shareholders.

Highly Rated Investments High quality investment portfolio with net unrealized gain of $135 million (pre-tax) at September 30, 2010 attributable to Tower shareholders Fixed income average quality of AA- Duration of 4.8 years Tax equivalent book yield of 5.1% Asset Allocation Asset Quality

Five-Year Record of Strong Results Strong Operating Performance Post IPO Target 5 Yr Average* CAGR in Total Premiums ROE Combined Ratio Expense Ratio Loss Ratio 20% 14 - 15% 88 - 92% 27 - 29% 61 - 63% 36.4% 19.2% 86.0% 29.7% 56.3% Responsive Approach to Growth Actual 12/31/05 Actual 09/30/10 Stockholders' Equity Book value per share $145 million $7.29 $1.1 Billion $26.34 Tower's success over the past five years is the result of entrepreneurial drive, careful planning and disciplined execution * Average for years 2005-2009 except CAGR

Key Investment Considerations Superior track record of operating performance Consistently outperformed industry in terms of growth and profitability Created significant value for shareholders since IPO in 2004 Diversified business platform with a niche market focus Provides organic growth opportunities Allows allocation of capital to profitable market segments Responsible Growth Achieved through consolidation of renewal business through acquisitions Positive outlook Successful completion of post-CastlePoint business plan Full deployment of capital to achieve target returns Continued emphasis on capital management to enhance returns